SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2011
Date of Report (Date of earliest event reported)

New Energy Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-127953
(Commission File Number)

59-3509694
(I.R.S. Employer Identification No.)

9192 Red Branch Rd.
Suite 110
Columbia, Maryland 20866
(Address of principal executive offices)

(800) 213-0689
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 24, 2011, the Board of Directors (the “Board”) of the Company, acting pursuant to a shareholder’s resolution dated February 7, 2011, approved:

•
a one-for-three (1 for 3) reverse stock split of the Company’s currently issued and outstanding shares of common stock resulting in every three shares of our common stock will be combined and converted into one share of the Company’s common stock(the “Reverse Stock Split”); and

•
the filing of a certificate of amendment to its articles of incorporation(the “Certificate of Amendment”), increasing the number of shares of authorized common stock, $0.001 par value per share, from 100,000,000  to 300,000,000 shares.

The Board of Directors set the effective date of the Reverse Stock Split at March 16, 2011, subject to regulatory approval (the “Effective Date”), and the record date for determining the shareholders eligible for an exchange of shares pursuant to the Reverse Stock Split was set as of March 15, 2011.

The Company intends to file the Certificate of Amendment and a Certificate of Change with the Secretary of State of the State of Nevada, with an effective date of March 16, 2012. We are also applying to the CUSIP Service Bureau for a new CUSIP number for our post-Reverse Stock Split common stock and will file a notice with the Financial Industry Regulatory Authority pursuant to Rule 10b-17 with respect to the Reverse Stock Split.

SECTION 6.  [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” “scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8. Other Events

None

SECTION 9.  Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 28, 2011.

New Energy Technologies, Inc.

By: /s/ J Conklin
John Conklin
Chief Executive Officer and President